                                                                    Exhibit 99.2

                                     FORM OF

                              LETTER OF TRANSMITTAL

                                       FOR

                        11% SENIOR SECURED NOTES DUE 2005

                                       OF

                             DECORA INDUSTRIES, INC.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON, _______________ 1998 (THE "EXPIRATION DATE") UNLESS EXTENDED.

                                 EXCHANGE AGENT:

                     UNITED STATES TRUST COMPANY OF NEW YORK

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
                              By Hand                                         By Overnight Courier and by Hand after 4:30 p.m.
                        ( Before 4:30 p.m.)                                              on the Expiration Date only

              United States Trust Company of New York                              United States Trust Company of New York
                           111 Broadway                                                   770 Broadway, 13th Floor
                     New York, New York 10006                                             New York, New York 10003
                      Attention: Lower Level
                      Corporate Trust Window

                             By Mail:                                                    By Facsimile Transmission:
             (insured or registered mail recommended)
                                                                                               (212) 780-0592
              United States Trust Company of New York                                 (For Eligible Institutions Only)
                   P. O. Box 843 Cooper Station
                     New York, New York 10276                                                To confirm receipt:

                Attention: Corporate Trust Services                                            (800) 548-6565



           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

           The undersigned acknowledges receipt of the Prospectus, dated _______________, 1998 (the 'Prospectus"), of Decora Industries, Inc. ("Decora Industries"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe Decora Industries' offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Senior Secured Notes due 2005, Series B (the "Exchange Notes") for each $1,000 principal amount of its outstanding 11% Senior Secured Notes due 2005 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

           The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
             THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

           List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

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                                                DESCRIPTION OF OLD NOTES TENDERED HEREWITH
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
                  NAME(S) AND ADDRESSES                                      AGGREGATE PRINCIPAL              PRINCIPAL
                 OF REGISTERED HOLDER(S)             CERTIFICATE              AMOUNT REPRESENTED               AMOUNT
                    (PLEASE FILL IN)                  NUMBER(S)                 BY OLD NOTES*                TENDERED**
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

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                                                   Total
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

-----------------

*          Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

           This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth in "The Exchange Offer - Tender Procedure" in the Prospectus. If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Depository"), this Letter of Transmittal need not be manually executed, provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by the Depository and the procedures set forth in the Prospectus under the caption "The Exchange Offer - Tender Procedure."

           Registered holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis, may tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Notes - Tender Procedure."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

           Name of Tendering Institution: _____________________________________

[ ]        The Depository Trust Company

           Account Number:   __________________________________________________

           Transaction Code Number:  __________________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

           Name of Registered Holder(s):   ____________________________________

           Name of Eligible Institution that Guaranteed Delivery:______________

           Date of Execution of Notice of Guaranteed Delivery:_________________

           If Delivered by Book-Entry Transfer:

           Account Number:         ____________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           Name:    ___________________________________________________________

           Address: ___________________________________________________________
                                        (Including Zip Code)

           If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Broker-dealers who did not acquire Old Notes are not eligible to participate in the Exchange Offer.

                          SPECIAL EXCHANGE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE PERSON SIGNING THE LETTER OF TRANSMITTAL:

           Name:    ___________________________________________________________

           Address: ___________________________________________________________
                                        (Including Zip Code)

                Employer Identification or Social Security Number
                       (Complete the Substitute Form W-9)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

           Name:    ___________________________________________________________

           Address: ___________________________________________________________
                                        (Including Zip Code)



                Employer Identification or Social Security Number
                       (Complete the Substitute Form W-9)

                 PAYER'S NAME: _________________________________
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
SUBSTITUTE                             Part 1-PLEASE PROVIDE YOUR TIN IN                                Social Security Number
                                       THE BOX AT THE RIGHT AND CERTIFY
Form W-9                               BY SIGNING AND DATING BELOW.                                 OR ___________________________

Department of the Treasury                                                                          Employer Identification Number
  Internal Revenue Service             ---------------------------------------------------------------------------------------------

PAYER'S REQUEST FOR TAXPAYER           Part 2--Please check the box at the right if you have applied for, and are awaiting
IDENTIFICATION NUMBER (TIN)            receipt of, your TIN [ ]
------------------------------------------------------------------------------------------------------------------------------------
Certification--under penalties of perjury, I certify that:

(1)        The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)        I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions-You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see Certification under Specific Instructions in the enclosed Guidelines.)

SIGNATURE ______________________________________________________________________       DATE ___________________________, 1998
------------------------------------------------------------------------------------------------------------------------------------

IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
           I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me pursuant to this Exchange Offer shall be retained until I provide a Tax Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue service until I provide a Taxpayer Identification Number.

SIGNATURE _____________________________________       DATE _______________, 1998
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

           Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Decora Industries the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of Decora Industries all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Decora Industries in connection with the Exchange Offer) with respect to the Old Notes to be assigned, transferred and exchanged with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest). The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Decora Industries will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility.

           The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer - Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived by Decora Industries, in whole or in part, in the reasonable judgment of Decora Industries), as more particularly set forth in the Prospectus, Decora Industries may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above.

           The undersigned acknowledges that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes directly from Decora Industries for resale pursuant to Rule 144A under the Securities Act or (ii) a person that is an "affiliate" of Decora Industries within the meaning of Rule 405 under the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. See Morgan Stanley & Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988); and "The Exchange Offer - Terms of the Exchange" in the Prospectus.

           THE UNDERSIGNED UNDERSTANDS AND AGREES THAT DECORA INDUSTRIES RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF DECORA INDUSTRIES DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

           The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes stating that (i) the Exchange Notes to be acquired in connection with the Exchange Offer are being acquired in the ordinary course of business, (ii) the holder is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the holder acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the Exchange Old Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer - Terms of the Exchange," (iv) that if the holder is a broker-dealer that acquired Old Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer, (v) the holder understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities Act and (vi) the holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of Decora Industries except as otherwise disclosed to Decora Industries in writing.

           In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Broker-dealers who did not so acquire Old Notes are not eligible to participate in the Exchange Offer.

           All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

           The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Tender Procedure" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Decora Industries in accordance with the terms and subject to the conditions of the Exchange Offer.

           The undersigned understands that by tendering Notes pursuant to one of the procedures described under "The Exchange Offer -- Tender Procedure" in the Prospectus and the instructions hereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the Exchange Notes.

           The undersigned understands and acknowledges that Decora Industries reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

           Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                        ALL TENDERING HOLDER(S) SIGN HERE
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)



--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Dated:  ____________   Area Code and Telephone Number:  ________________________

(Must he signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Old Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):  ______________________________________________________________________

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title):  ________________________________________________________

Address:  ______________________________________________________________________

Area Code and Telephone No.:  __________________________________________________

Taxpayer Identification or Social Security No.(s):______________________________

                            GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED - SEE INSTRUCTION 3)

Authorized Signature:  _________________________________________________________

Name:  _________________________________________________________________________

Title:  ________________________________________________________________________

Address:  ______________________________________________________________________

Name of Firm:  _________________________________________________________________

Area Code and Telephone No.:  __________________________________________________

Dated:  ____________________________

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

           Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

           The method of delivery of the Old Notes, this Letter of Transmittal and any other required documents is at the election and risk of the holder. If such delivery is by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used. It is recommended that the holders use an overnight or hand delivery service. In all cases sufficient time should be allowed to permit timely delivery.

           Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in that Prospectus under "The Exchange Offer - Tender Procedure". Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if possible, the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of any book- entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Tender Procedure."

           No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2. PARTIAL TENDERS; WITHDRAWALS.

           Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

           Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange

Agent at one of its addresses set forth in this Letter of Transmittal by 5:00 P.M., New York City time, on the Expiration Date unless extended by Decora Industries. Any such notice of withdrawal, the certificate number(s) of the Old Notes to be withdrawn (except in the case of book-entry tenders), the principal amount of Old Notes delivered for exchange or a Book-Entry Confirmation with respect to such Old Notes and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees). The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered
(i) by a Registered Holder (which term for purposes of this document shall include any participant tendering by book-entry transfer) of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Old Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Prospectus under the caption "The Exchange Offer - Tender Procedure" a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Notes tendered by delivery of such Old Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange Offer - Tender Procedure" in the Prospectus at any time on or prior to the applicable Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

           If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

           If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

           When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes specified herein and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Old Notes are to be reissued to a person other than the registered holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required.

           If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes specified herein, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Decora Industries and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

           If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Decora Industries, proper evidence satisfactory to Decora Industries of their authority so to act must be submitted.

           Except as described in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise be an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution"). Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

           Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

           Tendering holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

           Federal income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide Decora Industries with such holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder's social security number, or otherwise establish an exemption from backup withholding. If Decora Industries is not provided with the holder's correct taxpayer identification number, the exchanging holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31 percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service through the filing of a return.

           To prevent backup withholding, each exchanging holder of Old Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that he is no longer subject to backup withholding.

           Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal.

6. TRANSFER TAXES.

           Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Exchange Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. Decora Industries will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Old Notes for exchange and the Exchange Offer is not consummated, such Old Notes will be returned to the holders at Decora Industries's expense.

           Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

7. WAIVER OF CONDITIONS.

           Decora Industries reserves the right to waive, in whole or in part, in its reasonable judgment, any of the conditions to the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer - Conditions of the Exchange Offer".

8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

           Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

9. VALIDITY AND ACCEPTANCE OF TENDERS.

           All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by Decora Industries in its sole discretion, which determination shall be final and binding. Decora Industries reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes Decora Industries's acceptance of which might, in the judgment of Decora Industries or its counsel, be unlawful. Decora Industries also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Decora Industries shall be final and binding on all parties. Unless waived, any defects or irregularities in connection


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

with tenders of Old Notes for exchange must be cured within such period of time as Decora Industries shall determine. Decora Industries will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

           Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, should be directed to the Exchange Agent at the address and telephone number set forth above.

           IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates of Old Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.


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